                           THE COSMETIC CENTER, INC.
                          CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)
                             (Dollars in thousands)

                                          June 26,          December 26,
                                           1999                1998
                                        -----------         ------------
                                        (unaudited)         (unaudited)
         ASSETS
CURRENT ASSETS:
   Cash and cash equivalents             $   3,846            $   6,430
   Accounts receivable, net                  1,231                2,251
   Inventories                              43,782               78,553
   Prepaid expenses                            648                  144
                                         ---------            ---------
    TOTAL CURRENT ASSETS                    49,507               87,378

Property and Equipment, net                  8,346               12,325

Deposits and Other Non Current Assets          994                1,440

Intangible Assets, net                       3,030                3,665
                                         ---------            ---------
    TOTAL ASSETS                         $  61,877            $ 104,808
                                         =========            =========

    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                      $   2,547            $  19,906
   Accounts payable - Prestige               -                    6,000
   Accrued expenses and other                5,166               11,530
   Notes payable                            24,719               42,617
   Note payable - Products Corporation       -                      850
   Note payable - Prestige                   -                   20,255
                                         ---------            ---------
      TOTAL CURRENT LIABILITIES             32,432              101,158

LIABILITIES SUBJECT TO COMPROMISE           47,658                -

Note payable - Products Corporation          -                      850

Other long-term liabilities                  -                    1,158

STOCKHOLDER'S EQUITY:
   Class C common stock, $.01 par
      value; 40,000,000 shares
      authorized; 10,015,101 shares
      issued and outstanding                   100                  100
   Additional paid in capital               41,357               41,284
   Retained earnings (Accumulated
   deficit)                                (59,670)             (39,742)
                                         ---------            ---------
   TOTAL STOCKHOLDERS' EQUITY (DEFICIT)    (18,213)               1,642
                                         ---------            ---------

   TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY                                    #REF!                #REF!
                                         =========            =========

                          THE COSMETIC CENTER, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS

                               (Unaudited)
                         (Dollars in thousands)




                                                                Month Ending     6 Months Ending
                                                                  June 26,           June 26,
                                                                    1999               1999

Net sales                                                            $13,227            $ 80,459
                                                                     -------            --------

Cost of sales, including buying, occupancy and distribution           11,874              64,314

Selling, general and administrative expenses                           2,313              31,906

Restructuring Expenses                                                 1,127               1,173
                                                                     -------            --------

Operating expenses                                                    15,314              97,393
                                                                     -------            --------

Loss from operations                                                  (2,087)            (16,934)

Interest expense                                                      (1,065)             (3,042)

Other income, net                                                         10                  48
                                                                     -------            --------

Loss from operations before income taxes                              (3,142)            (19,928)
                                                                     -------            --------

Provision for income taxes                                                --                  --
                                                                     -------            --------

Net loss                                                             $(3,142)           $(19,928)
                                                                     -------            --------
                                                                     -------            --------
